Prospectus Supplement                                        210889  1/04

dated January 15, 2004 to:
-------------------------------------------------------------------------------

PUTNAM EUROPE EQUITY FUND
Prospectus dated October 30, 2003

PUTNAM GLOBAL EQUITY FUND
Prospectuses dated February 28, 2003

PUTNAM INTERNATIONAL FUND 2000
Prospectus dated May 30, 2003

PUTNAM INTERNATIONAL BLEND FUND
Prospectus dated June 30, 2003

PUTNAM INTERNATIONAL EQUITY FUND
Prospectuses dated October 30, 2003

PUTNAM INTERNATIONAL GROWTH AND INCOME FUND
Prospectuses dated October 30, 2003

PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND
Prospectuses dated January 30, 2003

The third paragraph under the heading "How does the fund price its shares?" is replaced with the following:

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.